WRL FREEDOM BELLWETHERSM

WRL FREEDOM ENHANCERSM

WRL FREEDOM ACCESS®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL SERIES ANNUITY ACCOUNT

Supplement dated March 26, 2021

to the

Prospectus dated May 1, 2008

WRL FREEDOMSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL SERIES ANNUITY ACCOUNT

Supplement dated March 26, 2021

to the

Prospectus dated May 1, 2009

WRL FREEDOM ATTAINERSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL SERIES ANNUITY ACCOUNT

Supplement dated March 26, 2021

to the

Prospectus dated May 1, 2019

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.

Effective on or about April 26, 2021 (the “Merger Date”), the following investment option will become generally available to Contract owners:

TRUST	SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Access One Trust	ProFund Access VP High Yield	ProFund Access VP High Yield	ProFund Advisors LLC
Investment Objective: The Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

Effective as of the Merger Date, based on changes to the underlying fund portfolios, a fund reorganization will apply to the following subaccounts:

EXISTING TRUST NAME	EXISTING SUBACCOUNT NAME	ACQUIRING TRUST NAME	ACQUIRING SUBACCOUNT NAME
Access One Trust	Access VP High Yield Fund	Access One Trust	ProFund Access VP High Yield

We have been informed that as of the Merger Date, the underlying fund referenced above in the Existing Subaccount will merge into the ProFund Access VP High Yield. If you would like to transfer out of the Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus.

Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing). As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the Money Market Subaccount.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount prior to the merger or within 30 days after the Merger Date, you will not be charged for the transfer and this reallocation also will not count against the number of free transfers that you receive each policy year.

This change will not result in any changes in the investment objective, policies, or fees of the applicable Subaccount.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.